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                                                                   EXHIBIT 10.10

                     AMENDMENT NO. FIVE TO CREDIT AGREEMENT


        This Amendment No. Five to Credit Agreement (this "Amendment") dated as of April 20, 2001, is entered into between Reliance Steel & Aluminum Co. ("Borrower") and Bank of America, N.A., formerly Bank of America National Trust and Savings Association ("Bank").


                                    RECITALS


        A. The Bank and Borrower are parties to a certain Credit Agreement dated as of October 22, 1997, as modified by amendments dated as of April 16, 1998, September 8, 1998, September 21, 1998, and October 20, 2000 (as amended, the "Agreement").


        B. The Bank and Borrower desire to amend the Agreement for the purpose of, among other things, extending the Loan Maturity Date to December 31, 2001.


                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

               2.1 The definition of "Loan Maturity Date" in Section 1.1 of the Agreement is amended in full to read as follows:

"`Loan Maturity Date' means the earlier of December 31, 2001 or the date, as determined by Bank, on which documentation for a replacement senior credit facility for Borrower has been fully executed.

               2.2 A new Section 2.11 is added to the Agreement, which reads in full as follows:

                      "2.11 Unused Loan Commitment Fee. Borrower shall pay to the Bank a fee in an amount equal to the difference between the Loan Commitment and the Outstanding Loans, computed and payable in arrears on the last day of each calendar quarter, commencing June 30, 2001, through the Loan Maturity Date, with the final payment to be made on the Loan Maturity Date. The fee will be determined by the weighted average Outstanding Loans for such quarter and calculated at 0.10% per annum.

               2.3 Schedule 5.16 attached to the Agreement is amended to read as set forth on Schedule 5.16 attached hereto.

        3. Representations and Warranties. Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, except with respect to


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the Schedule 5.16, a revised copy of which is attached to this Amendment, (c)
this Amendment is within Borrower's powers, has been duly authorized, and does not conflict with any of Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound.

        4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

               4.1 A duly executed counterpart of this Amendment signed by Borrower and the Bank.

               4.2 A reaffirmation of the Master Subsidiary Guaranty, executed by each guarantor thereunder.

        5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

        This Amendment is executed as of the date first above written.

                                        RELIANCE STEEL & ALUMINUM CO., a
                                        California corporation


                                        By: /s/ Karla R. McDowell
                                            ------------------------------------
                                                Karla R. McDowell

                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Paul F. Sutherlen
                                            ------------------------------------
                                                Paul F. Sutherlen

                                        Title: Senior Vice President



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